Business acquisitions and dispositions (Tables)	12 Months Ended
Dec. 31, 2025
Business Combinations And Disposition [Abstract]
Disclosure of detailed information about business combination
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities and reflects adjustments to provisional estimates presented in Q3 2025, primarily for property, plant and equipment, intangible assets and deferred tax liabilities.

Total
Cash consideration paid (1)	5,013
Deemed settlement of loan (2)	103
Total cost to be allocated	5,116
Trade and other receivables	96
Prepaid expenses	43
Property, plant and equipment (3)	3,945
Finite-life intangible assets (4)	873
Indefinite-life intangible assets	263
Post-employment benefit assets	20
Trade payables and other liabilities	(207)
Contract liabilities	(44)
Debt due within one year (5)	(3)
Long-term debt (5)	(2,754)
Deferred tax liabilities	(257)
Post-employment benefit obligations	(43)
Other non-current liabilities	(4)
1,928
Cash and cash equivalents	166
Fair value of net assets acquired	2,094
Goodwill (6)	3,022
(1)Reflects a net gain of $7 million from the settlement of foreign exchange forwards and cash designated to hedge the Ziply Fiber acquisition cost. See Note 30, Financial and capital management, for additional details.
(2)On June 25, 2025, Bell Canada entered into an agreement to loan Ziply Fiber up to $150 million in U.S. dollars. On July 30, 2025, a first loan draw of $75 million in U.S. dollars ($103 million in Canadian dollars) was made by Ziply Fiber.
(3)Consists of network infrastructure and equipment of $2,973 million, land and buildings of $537 million and assets under construction of $435 million.
(4)Consists mainly of customer relationships.
(5)See Note 26, Long-term debt, for additional details.
(6)Goodwill arises principally from expected synergies and future growth, of which approximately $1,584 million is deductible for tax purposes. Goodwill was allocated to our Bell CTS U.S. group of CGUs.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities and reflects adjustments to provisional estimates presented in 2024, primarily for property, plant and equipment and deferred tax liabilities.

Total
Cash consideration paid	429
Total cost to be allocated	429
Trade and other receivables	40
Other non-cash working capital	7
Assets held for sale	16
Property, plant and equipment	290
Finite-life intangible assets	17
Other non-current assets	30
Trade payables and other liabilities	(12)
Contract liabilities	(1)
Debt due within one year	(20)
Liabilities held for sale	(10)
Long-term debt	(100)
Deferred tax liabilities	(41)
Other non-current liabilities	(7)
209
Cash and cash equivalents	11
Fair value of net assets acquired	220
Goodwill (1)	209
(1)Goodwill arises principally from expected synergies and future growth and is not deductible for tax purposes. Goodwill was allocated to our Bell Media group of CGUs.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities and reflects adjustments to provisional estimates presented in 2024, primarily for finite-life intangible assets.

Total
Cash consideration paid	78
Contingent consideration (1)	11
Total cost to be allocated	89
Trade and other receivables	6
Other non-cash working capital	2
Finite-life intangible assets	21
Other non-current assets	1
Trade payables and other liabilities	(3)
Contract liabilities	(7)
Deferred tax liabilities	(6)
14
Cash and cash equivalents	5
Fair value of net assets acquired	19
Goodwill (2)	70
(1)The fair value of contingent consideration at the date of acquisition was estimated to be $11 million ($17 million at December 31, 2025).
(2)Goodwill arises principally from expected synergies and future growth and is not deductible for tax purposes. Goodwill was allocated to our Bell CTS Canada group of CGUs.